UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) (44) (20) 3124 6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Willis Group Holdings Public Limited Company (the “Company”) is filing this Current Report on Form 8-K to reflect the retrospective adoption of a new accounting pronouncement on the presentation of other comprehensive income. As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (filed with the Securities and Exchange Commission on May 10, 2012), during that quarter, the Company adopted the new accounting guidance which amends the presentation of comprehensive income and allows the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The Company is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The impact of retrospectively adjusting for the adoption of this new standard was immaterial to our historical financial statements.

The following presents the unaudited Consolidated Statements of Comprehensive Income for the Company for the three years ended December 31, 2011 and should be read in conjunction with the information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011:

	Year ended December 31,
	2011	2010	2009
	(millions)
Net income	$220	$470	$459
Other comprehensive income, net of tax:
Foreign currency translation adjustments	(29)	(8)	27
Unrealized holding gain	—	2	(1)

Pension funding adjustment:
Foreign currency translation on pension funding adjustment	8	17	—
Net actuarial gain	(208)	9	(54)
Prior service gain	7	—	—
Amortization of unrecognized actuarial loss	25	29	32
Amortization of unrecognized prior service gain	(4)	(4)	(4)
Curtailment gain	—	—	(7)

	(172)	51	(33)

Derivative instruments:
Gain on interest rate swaps (effective element)	10	11	11
Interest rate swap reclassification adjustment	(10)	(19)	(19)
Gain on forward exchange contracts (effective element)	2	—	18
Forward exchange contracts reclassification adjustment	(5)	14	33

	(3)	6	43

Other comprehensive income, net of tax	(204)	51	36

Comprehensive income	16	521	495
Less: Comprehensive income attributable to noncontrolling interests	(15)	(13)	(21)

Comprehensive income attributable to Willis Group Holdings	$1	$508	$474

The information included in this Current Report on Form 8-K is presented for information purposes only in connection with the reporting change described above and does not amend or restate the Company’s audited consolidated financial statements which were included in its Annual Report on Form 10-K for the year ended December 31, 2011. This Current Report on Form 8-K does not reflect events occurring after February 29, 2012, the date the Company filed its Annual Report on Form 10-K for the year ended December 31, 2011, and does not modify or update the disclosures therein in any way, other than to reflect the adoption of the new accounting guidance as described above. You should therefore read this Current Report on Form 8-K in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and with the Company’s reports filed with the Securities and Exchange Commission after February 29, 2012.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2012	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Adam Rosman
Name: Adam Rosman
Title: Group General Counsel